MUNIHOLDINGS NEW YORK INSURED FUND, INC.

FILE # 811-8217

ATTACHMENT 77O

TRADE DATE	DESCRIPTION OF SECURITY	ISSUE SIZE	AMOUNT PURCHASED	LIST OF UNDERWRITERS
3/16/2005	NY State Thruway Authority 5% 1/1/30	624,570,000	2,500,000	Citigroup UBS Financial Services Merrill Lynch Bear Stearns Advest Inc Banc of America CIBC World Markets First Albany Capital Jackson Securities Raymond James
3/28/2005	Puerto Rico Electric Power Auth 5% 7/1/29 - 7/1/30	993,450,000	7,050,000	JP Morgan Merrill Lynch Morgan Stanley Banc of America Citigroup Goldman Sachs Lehman Brothers Raymond James Ramirez & Co UBS Financial Services Wachovia Bank
4/15/2005	City of NY GO 5% 4/1/35	857,130,000	8,000,000

Morgan Stanley

Bear Stearns

Citigroup

UBS Financial Services

MR Beal & Company

First Albany Capital

Goldman Sachs

JP Morgan

Lehman Brothers

Merrill Lynch

Ramirez & Co

Roosevelt & Cross

AG Edwards & Sons

Advest Inc

Apex Pryor Securities

Banc of America

CIBC World Markets

Commerce Capital Markets

RBC Dain Raushcer

Jackson Securities

Janney Montgomery Scott

Legg Mason Wood Walker

Loop Capital Markets

Popular Securities

Prager, Sealy & Co

Raymond James

Wachovia Bank

6/3/2005	Puerto Rico IFA 7/1/29-37,41-45	1,332,962,916	28,280,000	UBS Financial Services Banc of America Merrill Lynch Citigroup Goldman Sachs JP Morgan Lehman Brothers Morgan Stanley Raymond James Ramirez & Co Wachovia Bank
6/22/2005	Metropolitan Transportation Authority 5% 11/15/35	750,000,000	3,500,000

Lehman Brothers

First Albany Capital

Bear Stearns

Citigroup

JP Morgan

Merrill Lynch

Morgan Stanley

UBS Financial Services

ABN Amro Financial

Advest, Inc

Banc of America

CIBC World Markets

Commerce Capital

RBC Dain Rauscher

Jackson Securities

Ramirez & Co

Raymond James

Roosevelt & Cross

Siebert Brandford Shank

Wachovia Bank

8/18/2005	NY State Thruway Authority 5% 4/1/21	2,786,000,000	6,000,000

Goldman Sachs

Citigroup

Bear Stearns

First Albany

Merrill Lynch

Morgan Stanley

UBS Financial Services

Banc of America

Jackson Securities

JP Morgan

Lehman Brothers

Ramirez & Co

Raymond James

Roosevelt & Cross

Sterne, Agee & Leach